Exhibit 99.2

Clinical activity of BLU-667, a highly selective RET inhibitor, in advanced RET-altered thyroid cancers: updated results from the phase 1 ARROW study Mimi I. Hu, Matthew Taylor, Lori Wirth, Viola Zhu, Robert Doebele,  Dae Ho Lee, Ignacio Matos, Christina Baik, Marcia Brose, Giuseppe Curigliano, Gilberto de Lima Lopes, Dong-Wan Kim, Daniel Tan, Chia-Chi Lin, Michael Palmer, Meera Tugnait, Hui Zhang, Brenton Mar, Corinne Clifford, Beni Wolf, Elena Garralda, Sai-Hong Ignatius Ou,  Vivek Subbiah, Justin Gainor 1 NCT03037385 ©2018 Blueprint Medicines Corporation 88th Annual Meeting of the American Thyroid Association Washington, DC • October 6, 2018

I have the following financial relationships to disclose: Research support: Sanofi-Genzyme Consultant: Blueprint Medicines Corporation Advisory board: Loxo Oncology 2 Disclosures BLU-667 is an investigational agent discovered and currently in development by Blueprint Medicines Corporation (Blueprint Medicines)

Biochemical IC50 (nM) RET M918T Most common in MTC RET V804M Gatekeeper resistance in MTC CCDC6-RET Occurs in PTC VEGFR2 BLU-667 0.4 0.4 0.4 35 Cabozantinib 8 45 34 2 Vandetinib 7 3597 20 4 Sorafenib 23 32 ND 21 Lenvatinib 3 360 4 0.7 3 BLU-667 is designed to treat RET-altered cancers VEGFR, vascular endothelial growth factor receptor; IC50, half maximal inhibitory concentration; MTC, medullary thyroid cancer; CCDC6, coiled-coil domain containing 6; PTC, papillary thyroid cancer; ND, not determined. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and the authors and Blueprint Medicines are not responsible for its content Hu et al. International Thyroid Oncology Group (ITOG) 2018 Subbiah et al. American Association for Cancer Research (AACR) 2018 (clinical trials plenary presentation) Subbiah et al. Precision Targeted Therapy with BLU-667 for RET-Driven Cancers. Cancer Discovery, July 2018 BLU-667 potently inhibits RET alterations and resistance mutants while sparing VEGFR2 PHASE 1, PART 1: PROOF OF CONCEPT RET-mutant MTC

ARROW trial: first-in-human study with BLU-667

PART 1: Dose escalation – *complete*

Objective: *Determine MTD/RP2D* ✔

Proof of concept ✔

BOIN design
Advanced MTC, NSCLC*, or other solid tumor*

*All NSCLC and other solid tumors were RET-altered in cohorts higher than 30 mg QD

MTD/RP2D 400 mg PO daily

Part 1: *62 patients treated*
53 treated at 30 – 600 mg QD
9 treated at 200 – 300 mg divided BID dosing

PART 2: Dose expansion – ongoing

Objective: *Determine Overall Response Rate*

- ***RET*-altered NSCLC with prior MKI**
- ***RET*-altered NSCLC with no prior MKI**
- **MTC with prior MKI**
- **MTC with no prior MKI**
- **Other *RET*-altered solid tumors (including PTC)**
- ***RET*-altered solid tumors with prior selective RET TKI**

MTD, maximum tolerated dose; RP2D, recommended Part 2 dose; BOIN, Bayesian optimal interval; MTC, medullary thyroid cancer; NSCLC, non–small cell lung cancer; QD, once daily; BID, twice daily; PO, orally; ORR, overall response rate; MKI, multikinase inhibitor; PTC, papillary thyroid cancer; TKI, tyrosine kinase inhibitor. NCT03037385

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Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

5 Patient demographics and baseline characteristics ECOG, Eastern Cooperative Oncology Group; PS, performance status; MKI, multikinase inhibitor; MTC, medullary thyroid cancer; PTC, papillary thyroid cancer; NSCLC, non–small cell lung cancer; CCDC6, coiled-coil domain containing 6; NCOA4, nuclear receptor coactivator 4. Parameter Total (N=69) Age (years), median (range) 57 (19-85) Sex, male, n (%) 42 (61) ECOG, PS, n (%) 0 26 (38) 1-2 43 (62) Metastatic disease, n (%) 65 (94) Prior systemic therapy, n (%) 51 (74) Multikinase inhibitor 21 (30) Number of prior regimen, median (range) 1 (0-8) Tumor type, n (%) Medullary thyroid cancer 37 (54) RET fusion papillary thyroid cancer 5 (7) RET fusion non–small cell lung cancer 23 (33) RET fusion intrahepatic bile duct carcinoma 1 (1) RET mutation retroperitoneal paraganglioma 1 (1) Non-RET altered solid tumors 2 (3) > 1 RET Mutation (5%) MTC (N=37) RET M918T (70%) RET C634R/S/W (11%) Other RET (11%) RET Fusion PTC (N=5) NCOA4 (N=3) CCDC6 (N=2) RET V804M (3%) Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

6 BLU-667 has profound activity in RET-altered thyroid cancer NCO4A, nuclear receptor coactivator 4; CCDC6, coiled-coil domain containing 6; M, prior MKI therapy; C, prior chemotherapy; O, other therapy; I, prior immunotherapy; PD, progressive disease; SD, stable disease; PR, partial response. Responses seen regardless of RET alteration, including RET V804M,* or prior treatment 90% of evaluable RET-altered thyroid cancer patients had tumor shrinkage Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

7 Response rate in MTC patients increases with dose and duration of therapy #Evaluable patients at a specific week considers only post baseline assessments up to at that week of therapy (based on cycle start), or those that discontinued therapy or progressed prior to that. MTC, medullary thyroid cancer; QD, once daily; ORR, overall response rate; CR, complete response; PR, partial response; SD, stable disease; PD, progressive disease; RECIST, Response Evaluation Criteria in Solid Tumors. Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018. Best response n, (%) Total All doses All cycles (N=35) 300/400 mg QD At 8 weeks (N=17) At 16 weeks (N=16) At 24+ weeks (N=13) ORR 17 (49) 6 (35) 9 (56) 8 (62) CR 1 (3) 1 (6) 1 (6) 1 (8) PR 16 (46) 5 (29) 8 (50) 7 (54) SD 18 (51) 10 (59) 7 (44) 5 (39) PD 0 (0) 0 (0) 0 (0) 0 (0) MTC Response Evaluable# Patients Pending confirmation: 3 PR 1 CR, 5 PR 2 PR 300/400 mg QD 60-200 mg QD Response rate N= N= 300/400 mg QD 60-200 mg QD 17 14 16 14 13 14 Follow up (weeks) 62% Response Rate at 24+ weeks in MTC at 300/400 mg QD 0% 10% 20% 30% 40% 50% 60% 70% 8 16 24+

8 High ORR in MTC patients treated with BLU-667 regardless of prior MKI Treatment MKI, multikinase inhibitor; ORR, overall response rate; CR, complete response; PR, partial response; SD, stable disease; RECIST, Response Evaluation Criteria in Solid Tumors. *2 PRs pending confirmation #Evaluable patients at all cycles include all dosed patients with RECIST target lesions with 1 or more post-baseline assessments or progressed or ended therapy for any reason. Best Response Total (n=35) n (%) No prior MKI (n=18) n (%) Prior MKI (n=17) n (%) ORR (CR+PR) 17 (49) 9 (50) 8 (47) CR 1 (3) 1 (6) - PR* 16 (46) 8 (44) 8 (47) SD 18 (51) 9 (50) 9 (53) MTC Response Evaluable# Patients Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

9 BLU-667 shows durable responses in thyroid cancer patients Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018 PD, progressive disease. * Patients were allowed to continue on treatment following progressive disease if there was continued clinical benefit. Patients remain on treatment for more than 15 months Overall, 35 of 42 (83%) patients remain on treatment 14 of 14 (100%) treated at 400 mg QD remain on treatment 19 of 19 (100%) of responders remain on treatment Responses increase over time *

MTC, medullary thyroid cancer; CEA, carcinoembryonic antigen. *Tumor marker normalized. Significant declines in MTC tumor markers 10 23 of 28 (82%) decrease ≥50% Carcinoembryonic Antigen (CEA) * 34 of 37 (92%) decrease ≥50% Calcitonin * * * * * * * * * * * * * * * Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

52-year-old male gastroenterologist with MTC (germline RET V804M gatekeeper mutation) with metastases to neck and mediastinal lymph nodes, lungs, liver and bone Progressive disease in liver on sunitinib (AE’s: anorexia, weight loss, diarrhea, hand/foot syndrome, fatigue) Initiated BLU-667 at 100 mg BID and escalated to 400 mg QD at C3D1 By C5D1, showed -41% (PR) reduction in liver metastases; gaining weight (BMI increased from 18.9 to 23.5), no diarrhea Remains on treatment in Cycle 7 with continued PR 11 BLU-667 demonstrates potent activity in germline RET V804M mutant MTC MTC, medullary thyroid cancer; BSL, baseline; PD, progressive disease; AE, adverse event; BID, twice daily; QD, once daily; PR, partial response; BMI, body mass index. Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

23-year-old woman with PTC, sclerosing variant (CCDC6-RET fusion) who presented 6 years ago with symptomatic diffuse lung metastases requiring supplemental oxygen (O2) since diagnosis; treated with I-131 (total activity 351 mCi) with subsequent fibrosis Progressed on sorafenib and early this year on lenvatinib (increasing O2 needs, pleural effusions and intubated 3 times over 6 wks) Initiated BLU-667 at 400 mg once daily RECIST SD (no target lesion/non-target lymphangitic lung metastases) Symptomatic response: O2 weaned monthly to room air within 5 months, baseline BMI 14.8 steadily increased to 22.3 after 6 mos Remains on treatment at Cycle 8 and plans to start college and get her driver’s license this Fall 12 BLU-667 induced dramatic improvement in young PTC patient PTC, papillary thyroid cancer; BSL, baseline; CCDC6, coiled-coil domain containing 6; O2, oxygen; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; BMI, body mass index. Patient had non-measurable disease at baseline and is not represented on current waterfall plot. Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018 Baseline

Safety - BLU-667 is well tolerated AE, adverse event; ALT, alanine aminotransferase. *Discontinuations for related AEs: ↑ALT (gr3) and pneumonitis (gr2) All doses and patients, N=69 Treatment-emergent AEs (≥15% overall) Treatment-related AEs Adverse Event Any event n (%) Grade 1 Grade 2 Grade 3 Grade 4 Grade 3 Grade 4 Constipation 24 (35) 22 (32) 2 (3) - - - - Aspartate aminotransferase increased 23 (33) 20 (29) 3 (4) - - - - Anemia 21 (30) 8 (12) 7 (10) 6 (9) - 4 (6) - Hypertension 21 (30) 5 (7) 5 (7) 11 (16) - 6 (9) - White blood cell count decreased 20 (29) 7 (10) 10 (15) 3 (4) - 3 (4) - Diarrhea 19 (28) 11 (16) 3 (4) 5 (7) - 4 (6) - Neutropenia 19 (28) 5 (7) 5 (7) 6 (9) 3 (4) 5 (7) 2 (3) Alanine aminotransferase increased 17 (25) 16 (23) - 1 (1) - 1 (1) - Blood creatinine increased 16 (23) 15 (28) 1 (1) 0 - 0 - Fatigue 13 (19) 9 (13) 3 (4) 1 (1) - 1 (1) - Headache 12 (17) 9 (13) 2 (3) 1 (1) - 1 (1) - Most AEs were Grade 1 Only 2 discontinuations for related AEs* 13 Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

BLU-667 has demonstrated: Responses across RET genotypes, which increase with dose and time on treatment Durable and high ORR of 62% at 300/400 mg QD in patients with MTC at 24+ weeks 100% of MTC patients treated at 400 mg daily remain on treatment ORR of ~50% in MTC patient regardless of prior MKI treatment Patients remain on treatment for more than 15 months 100% of responders remain on treatment BLU-667 is well tolerated at efficacious doses in MTC and PTC patients Results warrant further clinical development in MTC and PTC ARROW trial Part 2 dose expansion is open and enrolling globally in the United States, Europe, and Asia 14 Conclusions ORR, overall response rate; QD, once daily; MTC, medullary thyroid cancer; MKI, multikinase inhibitor; PTC, papillary thyroid cancer. Patients Enrolled as of 9 May 2018, Follow-up as of 14 Sep 2018

We thank the participating patients, their families, all study co-investigators, and research coordinators at the following institutions: 15 Acknowledgments The University of Texas MD Anderson Cancer Center, Houston, TX, United States The Knight Cancer Institute, Oregon Health & Science University, Portland, OR, United States Massachusetts General Hospital Cancer Center, Boston, MA, United States Chao Family Comprehensive Cancer Center University of California Irvine Medical Center, Irvine, CA, United States University of Colorado, Aurora, CO, United States University of Miami, Miami, FL, United States University of Washington, Seattle Cancer Care Alliance, Seattle, WA, United States Abramson Cancer Center, University of Pennsylvania, Philadelphia, PA, United States Asan Medical Center, Seoul, Republic of Korea Vall d’Hebron University Hospital, Barcelona, Spain University of Milano, Istituto Europeo di Oncologia, Milan, Italy Seoul National University Hospital, Seoul, Republic of Korea National Cancer Centre Singapore, Singapore, Singapore National Taiwan University Hospital, Taipei, Taiwan